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                                EXHIBIT "10.5"
                                --------------

                              EXCHANGE AGREEMENT

     AGREEMENT, dated as of August 6, 1996 among AgriBioTech, Inc. (the "Grantor"), John M. Liviakis ("Liviakis"), Robert B. Prag ("Prag") and Liviakis Financial Communications, Inc. ("LFC"), a California corporation (together, the "Grantees"), reflecting negotiations and agreements reached among the parties over the past two months.


                             W I T N E S S E T H:

     WHEREAS, the Grantor has granted options (the "Options") to the Grantees to purchase up to an aggregate of 2,000,000 shares of the Grantor's common stock, $.001 par value per share (the "Common Stock"); and

     WHEREAS, the Grantees desire to transfer 1,550,000 of the Options and exercise 300,000 of the options on or before October 31, 1996, (or transfer said 300,000 options), in exchange for an aggregate of 750,000 shares of Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. EXERCISE AND ASSIGNMENT. The Grantees agree to exercise options early and/or assign Options as follows, and the Grantor hereby accepts and consents to such exercise, exchange and assignment notwithstanding any restrictions in the Options:


  a) LFC shall assign options to purchase 1,187,500 shares of common stock to third parties designated by management of Grantor, without consideration to LFC.

  b) LFC shall retain options to purchase 200,000 shares of common stock, provided LFC exercises said options on or before October 31, 1996. If not exercised by said date, LFC shall assign said options to third parties designated by management of Grantor, without consideration to LFC.

  c) LFC shall retain options to purchase 112,500 shares of common stock. Said options shall not be eligible for exercise, i.e., conversion to common stock until June 30, 1997.

  d) Prag shall assign options to purchase 362,500 shares of common stock to third parties designated by management of Grantor, without consideration to Prag.

  e) Prag shall retain options to purchase 100,000 shares of common stock, provided Prag exercises said options on or before October 31, 1996. If not exercised by said date, Prag shall assign said options to third parties designated by management of Grantor, without consideration to Prag.

  f) Prag shall retain options to purchase 37,500 shares of common stock. Said options shall not be eligible for exercise, i.e., conversion to common stock until June 30, 1997.
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     SECTION 2. ISSUANCE. The Grantor shall issue an aggregate of 750,000 shares of Common Stock as follows: (i) 562,500 shares to LFC; and (ii) 187,500 shares to Prag.

     SECTION 3. REGISTRATION RIGHTS. Grantor agrees to include all shares issued per this Agreement and the shares to be issued upon the exercise of options referenced herein in a registration to be filed on or before October 15, 1996. The "Registration Rights" provisions of the Option Agreements under which the Optionee's options to purchase an aggregate of 2,000,000 shares of Company common stock are issued shall remain in full force and effect and shall apply with respect to the 750,000 shares referred to in Section 1 above, any shares acquired through the exercise by the Optionees of any of the 2,000,000 options not assigned to others under terms and conditions contained herein, and any other restricted shares of Company common stock that the Optionees acquire during the period that the registration rights provisions are operative on the same basis as if all such shares were acquired through the exercise of options granted under said Option Agreements.

     SECTION 4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applied to contracts made and to be performed wholly within such State.

     SECTION 5. MISCELLANEOUS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. No amendment, modification or waiver of this Agreement shall be effective unless signed by the parties hereto. This Agreement sets forth the entire agreement of the Assignor, the Assignee and the Obligee with respect to the subject matter hereof.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.

                                  AGRIBIOTECH, INC.

                                  By: /s/ Johnny R. Thomas
                                     ----------------------------
                                      Johnny R. Thomas, President


                                  LIVIAKIS FINANCIAL COMMUNICATIONS, INC.

                                  By: /s/ John M. Liviakis  9-9-96
                                      ---------------------------
                                      John M. Liviakis, President

                                      /s/ Robert B. Prag  9-9-96
                                      ---------------------------
                                      Robert B. Prag

                                      /s/ John M. Liviakis  9-9-96
                                      ---------------------------
                                      John M. Liviakis